STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED AUGUST 15, 2016 TO THE PROSPECTUS

DATED APRIL 29, 2016

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

Class G (SSOXX)

(the “Fund”)

Effective immediately, the first paragraph of the sub-section of the Prospectus entitled “Redeeming Shares”, within the section entitled “Shareholder Information”, is hereby deleted in its entirety and replaced with the following:

An investor may redeem all or any portion of its investment at the NAV next determined after it submits a redemption request, in proper form, to the Fund. Redemption orders are processed at the NAV next determined after the Fund receives a redemption order in good form. If the Fund receives a redemption order prior to its Valuation Time on a business day, the Fund may send payment for redeemed shares on that day. No dividends will be paid on shares that are redeemed and wired the same day. Payment for redeemed shares will be sent no later than the next business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSOXXPROSUP1